                                                                   Exhibit 10(v)

CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT 10(v) PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION IS INDICATED BY THE SYMBOL "[**]" AT EACH PLACE IN THIS EXHIBIT 10(v) WHERE THE OMITTED INFORMATION APPEARED IN THE ORIGINAL.

                                LICENSE AGREEMENT

         This License Agreement (this "Agreement") is entered into as of the 14th day of May, 2001 (the "Effective Date"), by and between Callaway Golf Company, a Delaware corporation, ("Callaway Golf") and Ashworth, Inc., a Delaware corporation ("Ashworth").

                                    RECITALS

         A. Callaway Golf desires to grant Ashworth, and Ashworth wishes to receive, exclusive and non-exclusive licenses to use certain of Callaway Golf's trademarks (as described below) to develop, produce and market certain products pursuant to this Agreement.

         B. Callaway Golf has used or has an intent to use the trademark "Callaway Golf" and the trademarks described in Exhibit A attached hereto and made a part hereof, and those additional existing and future trademarks approved for Ashworth's use by Callaway Golf in writing from time to time, which approval shall not be unreasonably withheld, delayed or conditioned (collectively, the "Trademarks"). Specific marks may be deleted for specific products or in specific countries or territories from Exhibit A if Callaway Golf discontinues the marketing of substantially all products associated therewith or if and to the extent a claim or lawsuit is asserted or instituted against Callaway Golf, and Ashworth is notified of such deletion in writing.

         C. Ashworth wishes to use the Trademarks on certain products that meet quality control standards acceptable to Callaway Golf, to be sold and marketed by Ashworth within the territory identified in Exhibit B (the "Territory") to or through (i) retail booths that are managed or supplied by Ashworth at invitational or charity golf tournaments ("Retail Tournament Venues"); (ii) on- and off-course golf specialty shops, men's and women's golf specialty stores, and other similar golf specialty stores which specifically target consumers of golf-related products ("Golf Stores"); (iii) premium department stores as further described in Section 1(o) ("Premium Department Stores"); (iv) corporate logo programs, incentive programs and promotional event sales (in each case either directly by Ashworth or through promotional products firms); (v) Ashworth's Internet site(s) solely for sales to retailers and/or to corporate customers but not for sales to consumers; (vi) Ashworth outlet stores ("Ashworth Stores"); and (vii) other stores as approved in writing by Callaway Golf, in its sole and absolute discretion ("Other Third-Party Stores"). (Subsections (i) through (vii) are each an "Authorized Distribution Channel" and are collectively the "Authorized Distribution Channels"). If Ashworth and Callaway Golf agree, an entity within an Authorized Distribution Channel may itself place Licensed Products on Internet sites for consumer and other sales.

CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT 10(v) PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION IS INDICATED BY THE SYMBOL "[**]" AT EACH PLACE IN THIS EXHIBIT 10(v) WHERE THE OMITTED INFORMATION APPEARED IN THE ORIGINAL.

         D. Callaway Golf has previously entered into a license (the "Third-Party License") with a third-party licensee (the "Third-Party Licensee") to allow the Third-Party Licensee to use certain of the Trademarks and market certain of the Licensed Products (as defined below) within the United States of America and its territories and possessions (the "U.S. Territory"). Callaway Golf represents and warrants to Ashworth that (i) all of the Third-Party Licensee's licenses under the Third-Party License shall terminate on December 31, 2001, except for limited, non-exclusive licenses to use the Trademarks with respect to the sale within the U.S. Territory of any remaining inventory of the Licensed Products, all of which licenses shall terminate on or prior to December 31, 2002 (the "Non-Exclusive Sell-Through Licenses"), and (ii) that Ashworth's exercise of the licenses and rights granted herein will not in any manner violate the Third Party Licensee's rights under any agreement between Callaway Golf and the Third-Party Licensee. The licenses granted herein to Ashworth that are listed as exclusive shall be subject to the Third Party License until December 31, 2001 and the Non-Exclusive Sell-Through Licenses until December 31, 2002. Beginning on January 1, 2003, continuing for the term of this Agreement and except as otherwise specifically set forth herein, the licenses granted to Ashworth herein that are listed as exclusive shall be exclusive in the Territory as to all parties, persons and entities.

         E. Callaway Golf is willing to license and allow Ashworth to use the Trademarks under the terms and conditions set forth in this Agreement.

                                    AGREEMENT

         In consideration of the foregoing recitals which are hereby incorporated by reference herein, the covenants hereinafter set forth, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1.       GRANT OF TRADEMARK LICENSES.

         a. For the term of this Agreement, subject to the Third-Party License and the Non-Exclusive Sell-Through Licenses of the Third-Party Licensee, subject to the other terms and conditions of this Agreement, including, but not limited to those found in Section 2(i), and except as otherwise specifically provided herein, Callaway Golf hereby grants to Ashworth an exclusive in the Territory, non-transferable (except for sublicensing rights as provided in Section 5 hereof), non-assignable, terminable (in accordance with Section 9 hereof), royalty-bearing right and license to use the Trademarks solely in connection with designing, sourcing, receiving orders for, manufacturing and otherwise preparing to sell (but not to sell, which is the subject of a separate grant below) the products (for both men and women) listed on Exhibit C-1 (collectively, the "Exclusive Products") only in the Authorized Distribution Channels throughout the Territory; provided, however, that sourcing and manufacturing may be conducted anywhere in the world.

         b. Beginning on January 1, 2002 and continuing for the remainder of the term of this Agreement and through any Sell-Off Period (as hereinafter defined), subject to the Third-Party

                                                                   Exhibit 10(v)

CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT 10(v) PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION IS INDICATED BY THE SYMBOL "[**]" AT EACH PLACE IN THIS EXHIBIT 10(v) WHERE THE OMITTED INFORMATION APPEARED IN THE ORIGINAL.

License and the Non-Exclusive Sell-Through Licenses of the Third-Party Licensee and subject to the other terms and conditions of this Agreement, including, but not limited to those found in Section 2(i), and except as otherwise specifically provided herein, Callaway Golf hereby grants to Ashworth an exclusive in the Territory, non-transferable (except for sublicensing rights as provided in Section 5 hereof), non-assignable, terminable (in accordance with Section 9 hereof), royalty-bearing right and license to use the Trademarks in connection with selling, advertising, marketing, promoting, shipping and distributing the Exclusive Products only in the Authorized Distribution Channels throughout the Territory.

         c. For the term of this Agreement and subject to the other terms and conditions of this Agreement, Callaway Golf hereby grants to Ashworth a non-exclusive, non-transferable (except for sublicensing rights as provided in Section 5 hereof), non-assignable, terminable (in accordance with Section 1(e) and Section 9 hereof), royalty-bearing right and license to use the Trademarks solely in connection with designing, sourcing, receiving orders for, manufacturing and otherwise preparing to sell (but not to sell, which is the subject of a separate grant below) the products (for both men and women) listed on Exhibit C-2 (collectively, the "Non-Exclusive Products") only in the Authorized Distribution Channels throughout the Territory; provided, however, that sourcing and manufacturing may be conducted anywhere in the world.

         d. Beginning on January 1, 2002 and continuing for the remainder of the term of this Agreement and through any Sell-Off Period, subject to the other terms and conditions of this Agreement, and except as otherwise provided herein, Callaway Golf hereby grants to Ashworth a non-exclusive, non-transferable (except for sublicensing rights as provided in Section 5 hereof), non-assignable, terminable (in accordance with Section 1(e) and Section 9 hereof), royalty-bearing right and license to use the Trademarks in connection with selling, advertising, marketing, promoting, shipping and distributing the Non-Exclusive Products only in the Authorized Distribution Channels throughout the Territory.

         e. The licenses granted in Section 1(c) and 1(d) may be terminated in whole or in part by Callaway Golf upon six (6) months written notice to Ashworth if Callaway Golf wishes to grant an exclusive license for a Non-Exclusive Product; provided Ashworth is given the right of first opportunity to become the exclusive licensee of such Non-Exclusive Products. If, at any time during the term of this Agreement, Callaway Golf desires to terminate the licenses granted in Section 1(c) and 1(d), Callaway Golf shall give written notice to Ashworth, which notice shall include the contemplated material terms and conditions of the proposed exclusive license (the "First Opportunity Notice"), and Callaway Golf shall negotiate with Ashworth in good faith as to an exclusive license of such Non-Exclusive Products in accordance with such terms and conditions. If, within thirty (30) calendar days after Ashworth's receipt of the First Opportunity Notice, Ashworth and Callaway Golf are unable to agree on mutually acceptable terms and conditions for an exclusive license, then Ashworth shall be entitled to a Non-Exclusive Sell-Off Period (as defined below) after which Callaway Golf may exclusively use and/or exclusively

                                                                   Exhibit 10(v)

CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT 10(v) PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION IS INDICATED BY THE SYMBOL "[**]" AT EACH PLACE IN THIS EXHIBIT 10(v) WHERE THE OMITTED INFORMATION APPEARED IN THE ORIGINAL.

license others to use the Trademarks on such Non-Exclusive Products which are the subject of the license termination if, but only if, the material terms and conditions offered and provided to any third-party licensee are no more favorable to the third party than those offered to Ashworth in the First Opportunity Notice or in negotiations occurring during the thirty (30) calendar day period. Ashworth shall promptly notify all suppliers to cease manufacturing the relevant Licensed Products upon termination of the non-exclusive license. If a terminated Licensed Product is in the process of being made at the time of such notice, it may be completed and shipped as ordered by Ashworth pursuant to this Agreement. As provided two sentences above, Ashworth shall have a Non-Exclusive Sell-Off Period (as defined below), where Ashworth shall continue to comply with the terms and conditions of this Agreement with respect to the terminated Non-Exclusive Products, specifically including without limitation the payment of royalties with regard to the sale of such products and Section 2(f), and shall use commercially reasonable efforts to sell any remaining Non-Exclusive Product inventory. For purposes of this Agreement, the "Non-Exclusive Product Sell-Off Period" shall mean (with respect to a terminated Non-Exclusive Product) a period, which shall equal twelve (12) months in duration, after expiration of the six (6) month period referred to above. Notwithstanding anything to the contrary contained herein, Ashworth shall cease all sales and deliveries of the terminated Non-Exclusive Products after expiration of the Non-Exclusive Product Sell-Off Period. Election of the rights in this section does not constitute a breach of the Agreement entitling Callaway Golf to claim any damages.

         f. At any time after the expiration of the Non-Exclusive Product Sell-Off Period, Callaway Golf, in its sole and absolute discretion, may purchase some or all of the Non-Exclusive Products then remaining in Ashworth's possession (the "Terminated Non-Exclusive Product Residual Inventory") at Ashworth's "Landed Cost" (as defined in Section 9) plus the amount actually paid by Ashworth to a third party carrier approved by Callaway Golf to ship the purchased Terminated Non-Exclusive Product Residual Inventory from Ashworth to Callaway Golf, including the costs of all insurance, taxes and the like. At its option, Callaway Golf may make its own arrangements for the shipment of the purchased Terminated Non-Exclusive Product Residual Inventory at its sole cost and expense. To enable Callaway Golf to determine whether to purchase any or all of the Terminated Non-Exclusive Product Residual Inventory, Ashworth shall provide to Callaway Golf within twenty (20) days of the expiration of the Non-Exclusive Product Sell-Off Period a list of such Terminated Non-Exclusive Product Residual Inventory in such detail as Callaway Golf shall reasonably request. Callaway Golf shall be required to pay the purchase price for such purchased Terminated Non-Exclusive Product Residual Inventory within thirty (30) days of the date of delivery to Callaway Golf of the purchased Terminated Non-Exclusive Product Residual Inventory, and Callaway Golf shall not be entitled to offset against such purchase price amounts, if any, claimed by Callaway Golf against Ashworth. Any purchased Terminated Non-Exclusive Product Residual Inventory delivered to Callaway Golf in damaged or otherwise unacceptable condition may be returned to

                                                                   Exhibit 10(v)

CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT 10(v) PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION IS INDICATED BY THE SYMBOL "[**]" AT EACH PLACE IN THIS EXHIBIT 10(v) WHERE THE OMITTED INFORMATION APPEARED IN THE ORIGINAL.

Ashworth at Ashworth's expense and Callaway Golf shall be entitled to a refund for such returned inventory. Ashworth shall destroy any and all unpurchased Terminated Non-Exclusive Product Residual Inventory sixty (60) days after the expiration of the Non-Exclusive Product Residual Sell-Off Period.

         g. The parties specifically acknowledge and agree that on the Effective Date Ashworth may properly begin designing, sourcing, receiving orders in Ashworth's ordinary course of business for, manufacturing and otherwise preparing to sell the Exclusive Products and Non-Exclusive Products (collectively, the "Licensed Products") including marketing, advertising and promoting on a non-retail basis, which would include, by way of example, press releases regarding any new license agreement and advertising in trade journals, but Ashworth (i) has no right to transfer title to the Licensed Products until January 1, 2002, and (ii) all advertising, marketing and promotion efforts prior to January 1, 2002 are to be focused upon and directed at Ashworth's prospective wholesale customers for the Licensed Products as opposed to the ultimate retail customers for the Licensed Products.

         h. The foregoing notwithstanding, Callaway Golf reserves the right to use and/or license others to use the Trademarks on any Licensed Products solely for end-user sales to Callaway Golf employees and on-site, individual guests of Callaway Golf at its company store(s) ("Company Store Licensed Products"); provided Ashworth is given the right of first opportunity to act as the exclusive supplier of such Company Store Licensed Products. If, at any time during the term of this Agreement which is after January 1, 2002, Callaway Golf desires to use and/or license others to use the Trademarks on Company Store Licensed Products, Callaway Golf shall give written notice, which notice shall include the contemplated terms and conditions of the proposed supply agreement/order (the "Store Opportunity Notice"), and Callaway Golf agrees to negotiate with Ashworth in good faith for appointment of Ashworth as the exclusive supplier of such Company Store Licensed Products in accordance with such terms and conditions. If, within forty-eight (48) hours after Ashworth's receipt of the Store Opportunity Notice, Ashworth and Callaway Golf are unable to agree on mutually acceptable terms and conditions for the appointment of Ashworth as the supplier, then Ashworth's rights and Callaway Golf's obligations under this section shall terminate and Callaway Golf may use and/or license others to use the Trademarks on such Company Store Licensed Products if, but only if, the material terms and conditions offered and provided to any third-party supplier are no more favorable to the supplier than those offered to Ashworth in the Store Opportunity Notice.

         i. Except as otherwise provided in Section 1(i), Ashworth shall not use "Ashworth," or any other Ashworth or Ashworth subsidiaries trademarks, service marks or trade names or any other trademarks, service marks or trade names (collectively, the "Ashworth Marks") in conjunction with the Trademarks or the Licensed Products bearing the Trademarks. Each Licensed Product must use one or more of the Trademarks listed on Exhibit A or subsequently approved by Callaway Golf for Ashworth's use. Except as otherwise provided in this

                                                                   Exhibit 10(v)

CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT 10(v) PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION IS INDICATED BY THE SYMBOL "[**]" AT EACH PLACE IN THIS EXHIBIT 10(v) WHERE THE OMITTED INFORMATION APPEARED IN THE ORIGINAL.

Agreement, any other mark proposed for use with the Licensed Products must be submitted to Callaway Golf for its prior review and written approval; such written approval or disapproval by Callaway Golf in its sole discretion shall not be unreasonably delayed. Any notice of disapproval by Callaway Golf shall be in writing and shall specify in reasonable detail the reason(s) for disapproval.

         j. Without the prior approval of Callaway Golf, Ashworth may use customer logos (other than Ashworth's logo) in conjunction with the Licensed Products bearing the Trademarks provided that such logos are of the same high standards of quality that Ashworth would use on Ashworth products. By way of example and not by way of limitation, the Trademarks shall not be used in conjunction with corporate logos on uniforms. Ashworth shall not use the Trademarks in conjunction with any logo that promotes, depicts or is otherwise associated with any product or service that: (a) is illegal or contrary to community standards of decency or is politically or socially controversial, or
(b) is related to pornographic products or personal hygiene products associated with sexuality. Ashworth shall not use the Trademark in conjunction with any logo where the use of such logo would likely have a material negative effect on the image and reputation of Callaway Golf.

         k. Except as is otherwise set forth herein, Ashworth shall not use the Trademarks in connection with designing, sourcing, manufacturing, advertising, promoting, distributing or selling any product or service, directly, indirectly or in any other manner, other than the Licensed Products. Except for such licenses and rights as are specifically granted in or pursuant to this Agreement, Ashworth shall have no rights, express or implied, in the Trademarks, any other patent, trademark, service mark, copyright, trade dress or any goodwill derived from or associated therewith or any other intellectual property rights of Callaway Golf.

         l. Except as specifically set forth in Section 5 hereof, this Agreement does not confer upon Ashworth a right to sublicense, assign, or transfer any of the contractual rights or licenses granted to Ashworth under this Agreement without Callaway Golf's prior written consent.

         m. Ashworth shall establish and maintain on its primary website located at http://www.ashworthinc.com (or any replacement or successor site) a section titled "Callaway Golf Apparel", or such other title as Callaway Golf approves, which approval shall not be unreasonably withheld, delayed or conditioned. The contents of such website section must be approved in advance in writing by Callaway Golf, which approval shall not be unreasonably withheld, delayed or conditioned. In such website section, Ashworth shall provide at least one direct link to such pages of Callaway Golf's website located at http://www.callawaygolf.com (or any replacement or successor site) as may be requested by Callaway Golf from time to time. Ashworth shall use commercially reasonable efforts to ensure its website is in good working order and available to the public twenty-four (24) hours per day, seven (7) days per week during

                                                                   Exhibit 10(v)

CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT 10(v) PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION IS INDICATED BY THE SYMBOL "[**]" AT EACH PLACE IN THIS EXHIBIT 10(v) WHERE THE OMITTED INFORMATION APPEARED IN THE ORIGINAL.

the term of this Agreement. In addition, Ashworth hereby consents to Callaway Golf providing a link(s) on its website linking directly to the Callaway Golf section of Ashworth's website.

         n. As further described in Recital D above, the licenses and rights granted in Sections 1(a) and 1(b) shall be exclusive as to all parties, persons and entities other than the Third-Party Licensee until December 31, 2002. Beginning on January 1, 2003 and continuing for the term of this Agreement, except as otherwise provided herein the licenses and rights granted in Sections 1(a) and 1(b) shall be exclusive as to all parties, persons and entities including the Third-Party Licensee.

         o. When selling Licensed Products to Premium Department Stores, Ashworth shall only sell to high-end, premium department stores. Premium Department Stores shall include, by way of example and not by way of limitation, those stores listed on Exhibit D-1. Under no circumstances will Ashworth sell Licensed Products to low-end, discount department stores including, by way of example and not by way of limitation, those stores listed on Exhibit D-2.

         p. Callaway Golf reserves the right to use and/or license others to use the Trademarks on any products not specifically listed as Exclusive Products herein.

         q. Ashworth agrees not to sell products bearing the Trademarks (excluding the "Callaway Golf" mark) in any country in the Territory unless and until such correlating trademark application has matured into a registration. Breach of this specific provision shall not be deemed a breach of this Agreement unless Ashworth fails to cease selling such products within thirty (30) calendar days of Callaway Golf's written notice that such breach has occurred.

2.       MERCHANDISING AND DISTRIBUTION.

         a. Beginning on the Effective Date of this Agreement and continuing for the remainder of the term of this Agreement, Ashworth shall exercise commercially reasonable efforts to market and promote the Licensed Products within the Authorized Distribution Channels in accordance with the terms of this Agreement. Beginning on January 1, 2002 and continuing for the remainder of the term of this Agreement, Ashworth shall exercise commercially reasonable efforts to sell the Licensed Products within the Authorized Distribution Channels in accordance with the terms of this Agreement. Other than the Ashworth apparel line, the Callaway Golf apparel line shall be Ashworth's sole licensed brand for golf and golf lifestyle inspired products and apparel ("Golf-Related Products") designed, sourced, advertised, promoted, distributed or sold by Ashworth within the Authorized Distribution Channels in the Territory. Moreover, Ashworth shall only design, source, advertise, promote, sell or distribute golf products or Golf-Related Products in the Territory other than those bearing the Callaway Golf Trademarks if such golf products or Golf-Related Products solely bear one or more Ashworth Marks or "Golfman" design mark. During the term of this Agreement, Ashworth shall

                                                                   Exhibit 10(v)

CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT 10(v) PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION IS INDICATED BY THE SYMBOL "[**]" AT EACH PLACE IN THIS EXHIBIT 10(v) WHERE THE OMITTED INFORMATION APPEARED IN THE ORIGINAL.

not, directly or indirectly, through itself or third parties, design, source, advertise, promote, manufacture, distribute or sell any product bearing or associated with, the trademark, logo or service mark of a company other than Callaway Golf or Ashworth (including any subsidiaries thereof) which produces or sells any golf products or Golf-Related Products of any nature whatsoever, anywhere in the Territory.

         b. Except as otherwise provided herein, Ashworth agrees not to sell or distribute, and shall use commercially reasonable efforts (including, if necessary, termination of such relationship) in preventing its sublicensees, subcontractors, vendors or affiliates from selling or distributing, the Licensed Products outside the Authorized Distribution Channels.

         c. Except as otherwise expressly provided herein, Ashworth shall not sell or distribute the Licensed Products or use the Trademarks for purposes of advertising, marketing or promotion (as opposed, for example, to sourcing) outside the Territory. Callaway Golf and Ashworth acknowledge that, due to standard circulation of certain newspapers and magazines and the reach of television, radio and the Internet, advertisements for sale of the Licensed Products may be distributed outside the Territory and the parties agree that such form of extra-territorial advertising shall not be a breach of this Agreement. In addition, Callaway Golf and Ashworth agree that neither (i) the fulfillment of unsolicited orders from outside the Territory if such fulfillment is undertaken with Callaway's prior written consent, nor (ii) the shipment by a customer within the Territory to affiliates or employees outside the Territory (e.g., a U.S. corporation's shipment of Licensed Products to its employees in Asia) will not constitute a breach of this Agreement. Notwithstanding the foregoing, Ashworth shall not specifically target customers outside of the Territory.

         d. For the period between January 1, 2002 and July 31, 2002, Ashworth shall use commercially reasonable efforts to provide and maintain a sales force consisting of at least (i) an aggregate of fifteen (15) sales representatives for the United States; (ii) an aggregate of two (2) sales representatives for Europe; and (iii) an aggregate of two (2) sales representatives for Canada. By August 1, 2002 and continuing for the remainder of the term of this Agreement, Ashworth shall use commercially reasonable efforts to maintain a sales force consisting of at least: (i) thirty (30) sales representatives for the United States; (ii) four (4) sales representatives for Europe; and (iii) four (4) sales representatives for Canada. For purposes of this section, "Europe" shall mean those countries listed under the heading Europe of Exhibit B. Sales representatives as required herein must be full-time employees of Ashworth who act as exclusive sales representatives and whose sole duties are those relating directly to selling, marketing, promoting, advertising and distributing the Licensed Products bearing the Trademarks pursuant to this Agreement. Notwithstanding anything to the contrary contained herein, Ashworth may employ independent sales representatives who are not employees of Ashworth to sell the Licensed Products as long as at least fifteen (15) sales representatives are full-time employees of Ashworth by July 1, 2003 and at least thirty (30) sales representatives are full-time employees of

                                                                   Exhibit 10(v)

CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT 10(v) PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION IS INDICATED BY THE SYMBOL "[**]" AT EACH PLACE IN THIS EXHIBIT 10(v) WHERE THE OMITTED INFORMATION APPEARED IN THE ORIGINAL.

Ashworth by July 1, 2004; provided, however, that if Ashworth utilizes independent sales representatives for sale of the Licensed Products, the independent sales representatives must not concurrently promote golf balls, golf clubs, golf bags or competing products.

         e. By January 1, 2003 and continuing for the remainder of the term of this Agreement, Ashworth shall use commercially reasonable efforts to employ and maintain such additional sales representatives as described herein:
(i) one (1) sales representative for New Zealand and Australia and (ii) one (1) sales representative for the country of South Africa. Sales representatives as required in this Section must be full-time employees of Ashworth who act as exclusive sales representatives and whose sole duties are those relating directly to selling, marketing, promoting, advertising and distributing the Licensed Products bearing the Trademarks pursuant to this Agreement.

         f. Ashworth shall not sell any Licensed Products to Ashworth Stores or Other Third-Party Stores until the season for which the Licensed Products were intended has ended without the express written consent of Callaway Golf, which consent shall not be unreasonably withheld, delayed or conditioned. The parties acknowledge that each season lasts approximately six (6) months from the date a Licensed Product is first shipped into any of the Authorized Distribution Channels. In no event may Ashworth sell the Licensed Products as "loss leaders" to promote the sale of other Ashworth products.

         g. Ashworth shall sell Licensed Products to Callaway Golf at the most favorable prices and terms it sells Licensed Products to the Authorized Distribution Channels other than the Ashworth Stores or Other Third-Party Stores (or to the Ashworth Stores or Other Third-Party Stores with respect to old, out of season Licensed Products) ("Most Favored Price"), but during the term of this Agreement Callaway Golf shall not directly or indirectly resell the Licensed Products into the Authorized Distribution Channels within the Territory, except to end-user retail customers through its Company stores.

         h. Ashworth shall establish a toll-free number for Callaway Golf apparel sales and customer service (the "Callaway Customer Service Line") by January 1, 2002.

         i. Ashworth may use Callaway Golf professional athletes and celebrities as approved in advance by Callaway Golf for print ads, points of purchase and other in-store signage only pursuant to the terms of a separate, signed written agreement by Callaway Golf, Ashworth and the Callaway Golf athlete or celebrity Ashworth wishes to use. Nothing contained herein shall make it mandatory for Callaway Golf or an athlete or celebrity to execute such an agreement, nor shall any such agreement result in any monetary cost to Callaway Golf. Callaway Golf agrees to provide Ashworth, upon request, with all relevant facts as to Callaway Golf's athletes and celebrities and their availability for promotion of the Licensed Products, provided Callaway Golf has such facts within its possession (or readily available to it without

                                                                   Exhibit 10(v)

CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT 10(v) PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION IS INDICATED BY THE SYMBOL "[**]" AT EACH PLACE IN THIS EXHIBIT 10(v) WHERE THE OMITTED INFORMATION APPEARED IN THE ORIGINAL.

undue expense or effort) and only to the extent Callaway Golf is permitted to do so under any third-party agreements. Notwithstanding the foregoing, Callaway Golf expressly reserves the right to use and/or license others to use the Trademarks on any Licensed Products for use by professional athletes and celebrities; provided, however, that during the term of this Agreement, if new opportunities to contract with celebrities and/or professionals for use and/or promotion of the Trademarks on the Licensed Products arise, Callaway Golf shall endeavor to include Ashworth in those negotiations where reasonable.

         j. Ashworth shall spend, at a minimum, the amounts set forth in Exhibit E attached hereto and incorporated herein, on advertising and promotion of the Licensed Products. The required advertising expenditures listed on Exhibit E are measured as a percentage of Net Sales (as defined in Exhibit F-1). To the extent Net Sales are not calculated until after a particular calendar year has closed and/or actual Net Sales exceed Ashworth's targeted Net Sales for a given year, any additional required expenditures shall be added to Ashworth's required advertising expenditures for the following calendar year, but shall be incurred within 150 days of the new calendar year. Such expenditures may include, without limitation, amounts paid to a third party associated with any of the following: (i) the production of workbooks for sales representatives;
(ii) fixtures; (iii) image brochures; (iv) fixtures and freight for point of purchase materials; (v) trade publications; (vi) trade-show and sales meeting expenses, including booth rental fees; (vii) personal appearances; (viii) all printed, television, radio and Internet advertising; and (ix) other actions associated with the advertising and promotion of the Licensed Products as such other actions may be approved by Callaway Golf in writing, which approval shall not be unreasonably withheld, delayed or conditioned. No amount of Ashworth's general or administrative charges or overhead shall be included as part of the required advertising expenditures. Within sixty (60) days of the end of each calendar year during the term of this Agreement, Ashworth shall send Callaway Golf a report itemizing expenses incurred in the advertising and promotion of the Licensed Products. Failure of Ashworth to spend the required advertising and promotion amounts shall constitute a material breach of this Agreement allowing Callaway Golf to terminate this Agreement pursuant to Section 9(c) if the shortfall is not spent in the following year. In this regard, it is acknowledged and agreed that, to avoid a breach of this section, Ashworth's expenditures (equaling the shortfall) must be incurred within the first 150 days of the new calendar year immediately following the year in which insufficient advertising and promotion amounts were spent.

         k. Within forty-five (45) days of the Effective Date, Ashworth shall use commercially reasonable efforts to employ persons to fill the following positions: (i) Director or Vice President of Merchandising and Design for Callaway Golf; and (ii) Director or Vice President of Apparel Sales for Callaway Golf. The persons filling the positions described herein shall report to the President of Ashworth. Ashworth shall use commercially reasonable efforts to ensure that the two positions described herein remain filled, during the term of this Agreement,

                                                                   Exhibit 10(v)

CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT 10(v) PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION IS INDICATED BY THE SYMBOL "[**]" AT EACH PLACE IN THIS EXHIBIT 10(v) WHERE THE OMITTED INFORMATION APPEARED IN THE ORIGINAL.

by persons suitably qualified for such positions with a level of background and experience in the industry commensurate with such positions.

3.       ROYALTIES.

         a. Ashworth shall pay, in U.S. Dollars, royalties to Callaway Golf for all Net Sales (as defined in Exhibit F-1) of Licensed Products, including sales of the Authorized Sublicensed Products by any Ashworth sublicensee, which occur during each calendar quarter this Agreement is in effect, including any Sell-Off Period (as hereinafter defined) and Non-Exclusive Product Sell-Off Period, in the amounts further described on Exhibit F-1 hereto.

         b. In order to induce Callaway Golf to enter into this Agreement, Ashworth shall pay to Callaway Golf minimum annual royalties during the term of this Agreement as follows:

                  (i) With respect to sales of the Licensed Products, from the Effective Date until this Agreement is terminated, Ashworth shall pay the difference between the minimum annual royalties (the "Minimum Annual Royalties") set forth on Exhibit F-2 hereto and the actual royalties paid for a given year pursuant to Exhibit F-1 hereto, if any, with the royalty payment for the fourth quarter of the relevant calendar year;

                  (ii) In the event there occurs a "Force Majeure" Event (as defined in Section 20), during the continuation of the Force Majeure Event the Minimum Annual Royalties shall be prorated on a monthly basis and the Minimum Annual Royalties amount for the calendar year shall be reduced by the amount attributable to the Force Majeure period.

         c. Royalty Payments hereunder shall be made in four (4) quarterly installments for each calendar year during the term of this Agreement. Payments shall be made within forty-five (45) days after the calendar quarters ending March 31, June 30, September 30 and December 31. Along with such payment, Ashworth shall send to Callaway Golf a report summarizing Net Sales of Licensed Products, listed in units and dollars, and categorized by: (i) each Authorized Distribution Channel; (ii) each type of Licensed Product; (iii) giveaways and promotions; and (iv) sales to Callaway Golf during said period; such report shall also include the computation of the payments due to Callaway Golf for that quarter. When submitting each royalty payment to Callaway Golf, Ashworth shall provide a report indicating open orders for Licensed Products by month for the next six (6) months. The parties specifically acknowledge that no assurances can be given that open orders will not be cancelled or modified, resulting in lower Net Sales than might otherwise be expected.

         d. All payments provided for herein shall be paid to Callaway Golf at Callaway Golf Company, 2180 Rutherford Road, Carlsbad, California 92008-8815, and shall be payable in U.S. Dollars. Any payments which are not timely remitted as provided for in this section shall bear

                                                                   Exhibit 10(v)

CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT 10(v) PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION IS INDICATED BY THE SYMBOL "[**]" AT EACH PLACE IN THIS EXHIBIT 10(v) WHERE THE OMITTED INFORMATION APPEARED IN THE ORIGINAL.

interest at the lesser of the announced prime rate of Bank of America then in effect plus two percent (2%) or the maximum rate allowed by law, and such interest shall begin to accrue as of the first day when said payment was initially due.

         e. Ashworth agrees to keep accurate books of account memorializing all transactions relating to this Agreement. Callaway Golf and its duly authorized representatives shall have the right, after the giving of at least five (5) days advance written notice and at all reasonable hours of the business day (but not more than twice each calendar year), to examine all such Licensed Products, records and all other relevant documents and materials in Ashworth's possession or control relating directly or indirectly to its performance under this Agreement, in order to determine its compliance hereunder. All such records, documents and materials shall be deemed Ashworth's "Proprietary Information" as defined in and for purposes of Section 6 hereof. All records, documents and materials reasonably necessary to ascertain and verify the computation of royalties under this Agreement shall be retained and made available to Callaway Golf for at least eighteen (18) months after the end of any calendar year for which royalties are due and payable; provided, however, that if any dispute resolution pursuant to Section 3(f) identifies an underpayment to Callaway Golf, then Ashworth shall thereafter make such records available to Callaway Golf for at least three (3) years after the end of any calendar year for which royalties are due and payable.

         f. In the event Callaway Golf disagrees with Ashworth's calculation of the royalties payable hereunder and in the event Callaway Golf and Ashworth are unable to reach a settlement thereof after diligent and good faith discussions, then either party may institute the following dispute resolution procedure by giving five (5) days written notice to the other party. In that event, Ashworth shall deliver to a "Big Five" accounting firm or other entity ("Designated Firm") mutually agreed upon by Callaway Golf and Ashworth all of Ashworth's books and records pertaining to its calculation of the royalties payable which are the subject of the disagreement. The determination and calculation of the royalties in dispute by the Designated Firm shall be final and binding on both parties and the procedure specified in this section shall be the parties' sole and exclusive recourse for resolving a dispute concerning the calculation of the royalties payable hereunder. In the event the procedure discloses an underpayment to Callaway Golf, Ashworth will forthwith pay Callaway Golf the difference with interest thereon at the rate set forth in
Section 3(d) above and such interest shall begin to accrue as of the first day when said underpayment(s) was originally due. In the event the Designated Firm determines an overpayment to Callaway Golf, Callaway Golf shall forthwith pay Ashworth for such overpayment. Callaway Golf shall pay the fees and costs of the Designated Firm in connection with this procedure; provided, however, that in the event the Designated Firm determines a deficiency in the disputed royalty payments of more than three and one-half percent (3 1/2%) between the dollar amount due Callaway Golf and the dollar amount actually paid by Ashworth, the fees and costs of the Designated Firm shall be paid by Ashworth.

                                                                   Exhibit 10(v)

CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT 10(v) PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION IS INDICATED BY THE SYMBOL "[**]" AT EACH PLACE IN THIS EXHIBIT 10(v) WHERE THE OMITTED INFORMATION APPEARED IN THE ORIGINAL.

4.       PRODUCT DEVELOPMENT AND QUALITY CONTROL.

         a. Ashworth acknowledges that Callaway Golf has made a substantial investment in developing golf products with high quality and design and in developing and fostering an image and reputation of high quality, design, prestige and integrity under the Trademarks, and that the consuming public and industry now associate the Trademarks with products of consistently high quality and design. It is intended by the parties that the Licensed Products will be a high quality line of goods consistent with the existing reputations of both Callaway Golf and Ashworth. Ashworth further acknowledges that the terms and conditions of this Agreement, are reasonable and necessary to assure that all Licensed Products sold under this Agreement consistently conform to high quality and design standards.

         b. Ashworth shall be responsible for the design and sourcing of the Licensed Products. Standards adopted by Ashworth for the Licensed Products shall be no less stringent than the standards utilized by Ashworth for other apparel products that are sold by Ashworth. Ashworth shall set up a design studio for Callaway Golf separate and apart from the design studio for Ashworth. Ashworth shall from time to time solicit logo requirements and concepts from Callaway Golf. Callaway Golf shall collaborate with Ashworth, at Ashworth's reasonable request, with regard to fabric, color, model and style of the Licensed Products. Ashworth shall keep Callaway Golf reasonably informed of the Licensed Products' design activities and shall invite Callaway Golf to participate in the following formal seasonal product development meetings: 1) initial concept and line direction meeting; 2) design review meeting; and 3) final adoption meeting. Ashworth shall also collaborate with Callaway Golf by inviting Callaway Golf to participate in other meetings as appropriate and/or as reasonably requested by Callaway Golf from time to time.

         c. In the development of the Licensed Products, and prior to Ashworth sourcing, marketing, manufacturing or distributing any Licensed Product, Ashworth shall submit a sample of the Licensed Product, including component, logo and color direction (a "Product Submission") to Callaway Golf for Callaway Golf's prior written approval and consent. All such samples become the property of Callaway Golf. Any completed Product Submission submitted shall show how the Trademark will be applied and how it will look.

         d. Callaway Golf shall have ten (10) calendar days following its receipt of a new Product Submission within which to approve or disapprove (in the good faith exercise of its sole and absolute discretion) such Product Submission, including without limitation the form and appearance of the Trademarks on the Product Submission. Callaway Golf's approval or disapproval shall not be unreasonably delayed. Any notice of disapproval by Callaway Golf shall specify in reasonable detail the reason(s) for disapproval.

                                                                   Exhibit 10(v)

CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT 10(v) PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION IS INDICATED BY THE SYMBOL "[**]" AT EACH PLACE IN THIS EXHIBIT 10(v) WHERE THE OMITTED INFORMATION APPEARED IN THE ORIGINAL.

         e. Ashworth represents and warrants that the Licensed Products shall conform in all material respects to the specifications, data, samples and/or other information furnished to Callaway Golf and, without limiting the foregoing, that the Licensed Products shall be merchantable, of good material and workmanship, and free from any material defects. Ashworth shall not sell any Licensed Product bearing a Trademark that materially differs from the sample previously approved by Callaway Golf without obtaining Callaway Golf's prior written approval.

         f. Callaway Golf shall have the right at any time, upon five (5) days advance notice in the case of Ashworth and upon ten (10) days advance notice in the case of Ashworth's suppliers or subcontractors, to conduct during regular business hours an examination, at Ashworth's facilities or the facilities of Ashworth's suppliers or subcontractors, of the Licensed Products to be sold by Ashworth to determine whether the Licensed Products conform in all material respects to the samples of the Licensed Products approved by Callaway Golf and Ashworth's compliance with the terms of this Agreement.

         g. If at any time during the term of this Agreement the Licensed Products shall fail to conform in any material respect to the consistent standards of quality in materials, design, workmanship, use, advertising, and promotion approved by Callaway Golf, Callaway Golf or its authorized representative shall so notify Ashworth in writing, specifying the nature of the quality problems. Upon such notification Ashworth shall promptly cease to use the Trademarks on such deficient Licensed Products and shall not sell such nonconforming products until the standards of quality have been met to the reasonable satisfaction of Callaway Golf.

5.       SUBLICENSING.

         a. Without prior approval of Callaway Golf, Ashworth may grant a limited sublicense to a reputable supplier(s) for the sole purpose of permitting such supplier to manufacture Licensed Products bearing the Trademarks for sale by such supplier to Ashworth, provided such supplier enters into, and agrees to the terms of, a Supplier Limited Trademark Sublicense Agreement, mutually agreed upon by Callaway Golf and Ashworth, or an agreement which contains substantively comparable language.

         b. Only with Callaway Golf's prior written consent, Ashworth may grant a sublicense to a reputable subcontractor(s) to manufacture and sell specified Licensed Products ("Authorized Sublicensed Products") provided such subcontractor enters into, and agrees to the terms of, a form of Subcontractor Limited Trademark Sublicense Agreement mutually and reasonably satisfactory to Ashworth and Callaway Golf.

         c. Except as otherwise provided herein, Ashworth shall be liable to Callaway Golf for all liability resulting from the action or inaction of its suppliers and subcontractors.

                                                                   Exhibit 10(v)

CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT 10(v) PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION IS INDICATED BY THE SYMBOL "[**]" AT EACH PLACE IN THIS EXHIBIT 10(v) WHERE THE OMITTED INFORMATION APPEARED IN THE ORIGINAL.

Ashworth shall use commercially reasonable efforts (including, if necessary, termination) to ensure that its suppliers and subcontractors:

                  (i) do not use child labor in the manufacturing, packaging or shipping of the Licensed Products or any other products it manufactures. The term "child" means a person younger than the prevailing local minimum working age, but in no event shall any child younger than age 14 be employed in the manufacturing, packaging or shipping of the Licensed Products;

                  (ii) comply in all material respects with all applicable wage and hour laws, including minimum wage, overtime, maximum hours and benefits, and use fair employment practices as defined by applicable laws;

                  (iii) provide employees with a safe, healthy and humane workplace;

                  (iv) do not employ persons other than whose presence is voluntary and do not use forced labor or corporal punishment or other forms of mental or physical coercion as a form of discipline of employees; or

                  (v) do not design, prototype, manufacture or sell any products for themselves or any other person confusingly similar to the Licensed Products or any enhancements or improvements thereto, or any products which infringe on any patents, trademarks, trade names or trade dress rights of Callaway Golf or its subsidiaries or which incorporate a design that is confusingly similar to the Trademarks.

6.       CONFIDENTIALITY OF INFORMATION AND USE RESTRICTION.

         a. Each party agrees that any Proprietary Information (as defined below) of the other party to which such party becomes privy as a result of this Agreement shall not be divulged or disclosed to any third party without the express and prior written consent of the other party. In addition, each party agrees to use such Proprietary Information only during the term of this Agreement and only in a manner that is consistent with the purposes of this Agreement. In the event either party (the "Disclosing Party") believes that it is legally required to disclose any of the other party's Proprietary Information, such Disclosing Party shall give prompt and reasonable written notice to the other party prior to disclosing such Proprietary Information to a third party and, if and to the extent so requested in writing by the other party, the Disclosing Party shall take (at the other party's expense) such legally permissible steps as are reasonably necessary or appropriate to protect the Proprietary Information, including, but not limited to, seeking orders from a court of competent jurisdiction preventing disclosure or limiting disclosure of such Proprietary Information.

                                                                   Exhibit 10(v)

CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT 10(v) PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION IS INDICATED BY THE SYMBOL "[**]" AT EACH PLACE IN THIS EXHIBIT 10(v) WHERE THE OMITTED INFORMATION APPEARED IN THE ORIGINAL.

         b. Each party shall hold in confidence all Proprietary Information received from the other party until such Proprietary Information is available either to the public generally or to the other party's competitors through no unauthorized act or fault of such party. Upon the termination of this Agreement and upon the written request of the other party, each party shall promptly return any written embodiment of any Proprietary Information of the other party in its possession, custody or control to the other party (including any information stored electronically). In addition, upon the termination of this Agreement for any reason, neither party will directly or indirectly use or exploit the Proprietary Information of the other party for any purpose whatsoever.

         c. "Proprietary Information" shall mean information, whether written or oral, not generally available to the public relating to the trademarks or the business of either party. Without limiting the foregoing, Proprietary Information includes the non-public concepts and ideas involved in the products designed, manufactured and/or sold by either party, whether patentable or not, and includes, but is not limited to, the non-public strategies, business plans, product plans, customer information, subcontractor information, processes, formulas, and techniques disclosed by one party to the other or observed or deduced by either party. Proprietary Information shall not include any information which: (i) was in the lawful and unrestricted possession of the party receiving the information prior to its disclosure by the disclosing party; (ii) is or becomes generally available to the public as a result of acts other than those of the receiving party after receiving it; (iii) has been received lawfully and in good faith by the receiving party from a third party who did not derive it from the disclosing party; or (iv) is shown by acceptable evidence to have been independently developed by the receiving party.

7.       ANCILLARY USE OF LICENSED TRADEMARKS BY ASHWORTH.

         a. Ashworth is further authorized to use the Trademarks in the Territory in marketing material related to the Licensed Products including the use of the Trademarks in publicity, advertising, signs, product brochures, hangtags and other forms of advertising (collectively, "Marketing Materials"), subject to the terms and conditions of this Agreement and Callaway Golf's then current guidelines for the use of Callaway Golf's trademarks by Callaway Golf itself as well as all other licensees of Callaway Golf's Trademarks (the "Guidelines") and the then current sales policies or other instructions regarding merchandising requirements for Callaway Golf customers (the "Sales Policies"); provided, however, that Ashworth shall only be obligated to comply with those Guidelines and Sales Policies which (and when such Policies are) delivered in writing to Ashworth. In addition, Callaway Golf may from time to time propose modifications to the Guidelines and Sales Policies which shall take effect upon written notice to Ashworth. In all cases, Callaway Golf will permit Ashworth to have a commercially reasonable period of time to effect changes required by changes in and adoption of the Guidelines and Sales Policies. Ashworth shall comply in all material respects with all the Guidelines and Sales Policies that are in effect and shall not, without the prior written consent of Callaway Golf,

                                                                   Exhibit 10(v)

CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT 10(v) PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION IS INDICATED BY THE SYMBOL "[**]" AT EACH PLACE IN THIS EXHIBIT 10(v) WHERE THE OMITTED INFORMATION APPEARED IN THE ORIGINAL.

knowingly sell the Licensed Products to any Authorized Distribution Channel that does not comply with the Guidelines and Sales Policies in all material respects. Ashworth shall promptly notify Callaway Golf of any Authorized Distribution Channel not complying with the Guidelines and Sales Policies that are in effect after Ashworth becomes aware of such non-compliance.

         b. Marketing Materials that (i) use the Trademarks or refer to Callaway Golf and (ii) are prepared by or at the request of Ashworth or its support personnel, shall be subject to Callaway Golf's prepublication review and written approval (which approval shall not be unreasonably withheld, delayed or conditioned) with respect to, but not limited to, content, style, appearance, composition, timing and media. At least one (1) copy of all such Marketing Materials shall be provided to Callaway Golf at least ten (10) calendar days prior to placing the material for publication or use. Any notice of disapproval by Callaway Golf shall be in writing and shall specify in reasonable detail the reason(s) for such disapproval.

         c. Upon request by Callaway Golf, Ashworth will distribute from time to time to all Authorized Distribution Channels who prepare or commission the preparation of Marketing Materials Callaway Golf's Guidelines which are then in effect under this Agreement. Ashworth shall also instruct its own personnel to follow such Guidelines. Ashworth shall use commercially reasonable efforts to cause personnel in each Authorized Distribution Channel to furnish to Callaway Golf copies of all Marketing Materials which use the Trademarks or refer to Callaway Golf and which are prepared by or at the request of such personnel promptly after their publication or use. Ashworth shall discontinue or shall use commercially reasonable efforts to be caused to be discontinued the subsequent use of any such Marketing Materials which do not follow the then-effective Guidelines. In the event of a conflict between the then-effective Guidelines and the terms of this Agreement, the terms of this Agreement shall control.

         d. Ashworth shall prepare and present to Callaway Golf not less than twice per year a business review, which describes in reasonable detail sales performance and advertising, promotional, staffing and product development activities undertaken by Ashworth during the prior six (6) months, together with Ashworth's sales forecasts and advertising, promotional, staffing and product development plans for the ensuing six (6) months. Ashworth shall provide Callaway Golf with a report annually comparing the prior year's budgeted promotional and advertising expenditures with the prior year's actual advertising and promotional expenditures.

         e. The Director or Vice President of Merchandising and Design for Callaway Golf and the Director or Vice President of Apparel Sales for Callaway Golf shall meet at least quarterly with Callaway Golf personnel to discuss products, sales performance and other merchandising issues relating to the Licensed Products. In preparation for and in connection with such meetings, Ashworth shall provide detailed sales reports for each store or similar entity and other information as may be requested by Callaway Golf from time to time, which reports

                                                                   Exhibit 10(v)

CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT 10(v) PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION IS INDICATED BY THE SYMBOL "[**]" AT EACH PLACE IN THIS EXHIBIT 10(v) WHERE THE OMITTED INFORMATION APPEARED IN THE ORIGINAL.

and other information shall be deemed to be Ashworth's "Confidential Information" for purposes of Section 6 of this Agreement.

8.       PROTECTION OF LICENSED TRADEMARKS.

         a. Ashworth acknowledges and agrees that Callaway Golf is the owner of the Trademarks and shall not during the term of this Agreement or thereafter, directly or indirectly, through itself or third parties contest or challenge Callaway Golf's rights in the Trademarks. Ashworth shall not at any time use the Callaway Golf Trademarks in any manner in derogation of Callaway Golf's rights therein or claim any rights in the Trademarks adverse to Callaway Golf. Ashworth also agrees that any and all rights that may be acquired by the use of the Trademarks by Ashworth, including but not limited to any goodwill associated with the use of the Trademarks, shall inure to the sole benefit of Callaway Golf. Ashworth agrees to execute all papers reasonably requested by Callaway Golf to effect further registration of, maintenance and renewal of the Trademarks and, if requested by Callaway Golf and at Callaway Golf's expense, to record Ashworth as a registered user of the Trademarks. Except in connection with the specific activities authorized by Callaway Golf in this Agreement, Ashworth shall not use the Trademarks or any part thereof as a corporate name, domain name, e-mail address, trade name, service mark, fictitious business name or d.b.a., nor directly or indirectly use any name or mark, resembling, confusingly similar, deceptive or misleading with respect to the Trademarks. Ashworth further acknowledges that it has no ownership interest in any of the logos, designs and marks in which the Trademarks may appear. Ashworth hereby quitclaims to Callaway Golf any right, title or interest it has or may acquire through operation of law or otherwise with respect to the Trademarks, any and all logos, designs and marks in which the Trademarks may appear and all goodwill associated therewith.

         b. Ashworth further agrees not to directly or indirectly, through itself or third parties, register the Trademarks in any country, or any name or mark resembling, confusingly similar to, deceptive or misleading with respect to the Trademarks. If any application for registration is or has been filed in any country by Ashworth that relates to any name or mark which resembles, is confusingly similar, deceptive or misleading with respect to the Trademarks, Ashworth shall immediately abandon any such application or registration or, at Callaway Golf's sole and absolute discretion, assign it to Callaway Golf. Ashworth shall reimburse Callaway Golf for all reasonable costs and expense of any opposition, cancellation or related legal proceedings, including reasonable attorneys' fees, incurred by Callaway Golf or its authorized representative, in connection with any such registration or application by Ashworth.

         c. Callaway Golf is solely responsible for all Trademark prosecution and maintenance decisions, efforts and fees, including but not limited to conferring with relevant domestic and foreign counsel, communicating with relevant domestic and foreign trademark offices, filing new applications, affidavits, extensions and other necessary or appropriate

                                                                   Exhibit 10(v)

CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT 10(v) PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION IS INDICATED BY THE SYMBOL "[**]" AT EACH PLACE IN THIS EXHIBIT 10(v) WHERE THE OMITTED INFORMATION APPEARED IN THE ORIGINAL.

documents, submitting application fees, extension fees, renewal fees, attorneys' fees and other necessary disbursements. To the extent it has not already done so, Callaway Golf shall apply for and use commercially reasonable efforts to pursue trademark registrations for every Primary Mark as designated on Exhibit A of this Agreement in every country or community listed on Exhibit B in International Class 25 within thirty (30) days of the Effective Date of this Agreement. Callaway Golf shall apply for and use commercially reasonable efforts to pursue trademark registrations for every Primary Mark as designated on Exhibit A of this Agreement in every country or community listed on Exhibit B (excluding the fifteen individual countries included in the European Community but not excluding the European Community itself) in International Classes 16, 18, 20 and 24. Callaway Golf shall apply and use commercially reasonable efforts to pursue trademark registrations for those Secondary Marks as designated on Exhibit A of this Agreement in every country or community listed on Exhibit B (excluding the fifteen individual countries included in the European Community but not excluding the European Community itself) in any of the International Classes 16, 18, 20, 24 and 25 Ashworth reasonably requests based upon Ashworth's decisions to proceed with specific product introductions, within thirty (30) days of Ashworth's written request (Ashworth deems the "ERC II" Secondary Mark as necessary and therefore requires Callaway Golf to pursue trademark registrations in every country or community listed on Exhibit B in International Classes 16, 18, 20, 24 and 25). Callaway Golf shall apply and use commercially reasonable efforts to pursue trademark registration for those additional existing and future trademarks approved for Ashworth's use by Callaway Golf in writing from time to time, which approval shall not be unreasonably withheld, delayed or conditioned, in every country or community listed on Exhibit B of this Agreement in any of the International Classes 16, 18, 20, 24 and 25 Ashworth reasonably requests, within thirty (30) days of Callaway Golf's written approval. Upon Ashworth's commercially reasonable request of Callaway Golf, which request will not be unreasonably denied, Callaway Golf shall pursue trademark registrations in one or more of the fifteen individual countries of the European Community.

         d. During the Initial Term (as defined below) and any extension thereof of this Agreement, and at all times thereafter, Ashworth shall not use any name, logo or design identified with, identical to, confusingly similar to, deceptive or misleading, or which makes reference to, in any manner whatsoever, the Trademarks or any one of them, except to the extent permitted by this Agreement or specifically approved by Callaway Golf in writing in its sole and absolute discretion.

         e. In the event that Ashworth learns of any infringement or threatened infringement of the Trademarks or that any third party alleges or claims that the Trademarks are liable to cause deception or confusion to the public, or are liable to dilute or infringe any right of any third party, Ashworth shall forthwith notify Callaway Golf or its authorized representative giving particulars thereof and Ashworth shall provide available information (and any information not readily available which may be compiled without unreasonable burden or expense) and

                                                                   Exhibit 10(v)

CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT 10(v) PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION IS INDICATED BY THE SYMBOL "[**]" AT EACH PLACE IN THIS EXHIBIT 10(v) WHERE THE OMITTED INFORMATION APPEARED IN THE ORIGINAL.

assistance to Callaway Golf or its authorized representative in the event that Callaway Golf determines that proceedings should be commenced or defended. Any such proceedings (including out-of-pocket disbursements of Ashworth) shall be at the expense of Callaway Golf, and any recoveries shall belong to Callaway Golf. Except for Callaway Golf's indemnification obligations pursuant to Section 10 of this Agreement, nothing in this Agreement or otherwise shall be deemed to require Callaway Golf (or to permit Ashworth) to enforce or defend the Trademarks against others; provided, however, Callaway Golf shall take all commercially reasonable actions necessary or appropriate to avoid abandonment of the Trademarks, which it is obligated to pursue pursuant to Section 8(c), in the Territory during the term of this Agreement (except those Trademarks removed pursuant to Recital B).

         f. In the performance of this Agreement, Ashworth shall comply in all material respects with all material applicable laws and regulations, including those laws and regulations particularly pertaining to the proper use and designation of the Trademarks in the Territory. Should Ashworth be or become aware of any applicable laws or regulations that are inconsistent with the provisions of this Agreement, Ashworth shall promptly notify Callaway Golf in writing of such inconsistency. Callaway Golf may, at its option, waive the performance of such inconsistent provisions or make such modifications to this Agreement as may be mutually agreed by the parties hereto which are to be reasonable in their terms.

9.       TERM AND TERMINATION.

         a. This Agreement shall commence on the Effective Date and shall continue in effect until December 31, 2010 (the "Initial Term"). Upon expiration of the Initial Term, the term of this Agreement may, in Ashworth's sole discretion, be extended for one five (5) year term (the "Renewal Term") if (i) Ashworth meets or exceeds sales levels for the Licensed Products for each of calendar year 2008 and 2009, necessary to produce royalties equal to or greater than the Minimum Annual Royalties for the Licensed Products for each such year;
(ii) Ashworth provides Callaway Golf with notice of Ashworth's intention to renew by January 1, 2010; and (iii) Ashworth is not in material breach of this Agreement.

         b. In addition to all other rights granted hereunder, or by law, equity or otherwise, Callaway Golf may, at its option and upon written notice to Ashworth, terminate this Agreement and all rights and licenses granted by Callaway Golf to Ashworth under this Agreement in connection with Ashworth's sales of Licensed Products (except as provided in Section 9(f) hereof) should any of the following occur (each, a "Termination Event") if Callaway Golf provides such written notice of termination within ninety (90) calendar days after the expiration of the relevant cure period, if any, or within ninety (90) calendar days after Callaway Golf becomes aware of the occurrence of such Termination Event:

                                                                   Exhibit 10(v)

CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT 10(v) PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION IS INDICATED BY THE SYMBOL "[**]" AT EACH PLACE IN THIS EXHIBIT 10(v) WHERE THE OMITTED INFORMATION APPEARED IN THE ORIGINAL.

                  (i) Ashworth fails to achieve sales levels for the Licensed Products necessary to produce royalties exceeding seventy-five percent (75%) of the Minimum Annual Royalties for the Licensed Products as set forth on Exhibit F-2 attached hereto for two (2) consecutive years (excluding 2002); provided, however, that in the event of such termination by Callaway Golf under this subsection, no damages of any kind or nature shall be payable by Ashworth to Callaway Golf as a result thereof;

                  (ii) a Change in Control (as such term is defined in Section 15 of this Agreement) of Ashworth to which Callaway Golf did not consent; provided, however, that in the event of such termination by Callaway Golf under this subsection, no damages of any kind or nature shall be payable by Ashworth to Callaway Golf as a result thereof;

                  (iii) a Force Majeure Event (as defined below) shall continue for one hundred twenty (120) successive days; provided, however, that in the event of such termination by Callaway Golf under this subsection, no damages of any kind or nature shall be payable by Ashworth to Callaway Golf as a result thereof; or

                  (iv) Ashworth fails to make any payment when due hereunder and such payment is not made within ten (10) days after Ashworth's receipt of written notice from Callaway Golf of the failure to make such payment.

         c. In addition to Section 9(b) above, in the event of any material breach by either party of any of the other terms, covenants, agreements or conditions contained herein (including, without limitation, Ashworth's failure to provide sales reports, as required by Section 3(c) of this Agreement) and such breach shall continue for thirty (30) days after the breaching party's receipt of written notice specifying in reasonable detail the nature of the breach from the non-breaching party, or in the event of any proceeding, voluntary or involuntary, in bankruptcy or insolvency by or against either party which remains unstayed for, or is not dismissed within, a period of ten (10) days, including any proceeding under the United States bankruptcy laws, or in the event of the appointment, with or without either party's consent, of a receiver or an assignee for the benefit of creditors, then, and in the case of any of those events, the non-defaulting party shall have the right, in addition to all other rights granted hereunder, or by law, equity or otherwise, to terminate this Agreement by giving written notice to the other party if such notice of termination is given within ninety (90) calendar days after the expiration of the relevant cure period. The termination date shall be stated within such notice and shall be no less than the expiration of any applicable cure period referred to above. Upon the termination of this Agreement, all rights, except as otherwise noted in this Section 9, of both parties hereunder shall wholly cease, expire and come to an end as if the date specified in said notice were expressly set for the expiration of this Agreement, but without prejudice to any claims which a party may have against the other for such party's default.

                                                                   Exhibit 10(v)

CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT 10(v) PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION IS INDICATED BY THE SYMBOL "[**]" AT EACH PLACE IN THIS EXHIBIT 10(v) WHERE THE OMITTED INFORMATION APPEARED IN THE ORIGINAL.

         d. Termination or expiration of this Agreement shall not relieve the parties of any remaining liability, obligations or rights as should appropriately survive termination of this Agreement.

         e. Without limiting any other right of Callaway Golf under this Agreement, the parties hereto expressly agree that if Ashworth (or its suppliers or subcontractors) uses any Trademark in material breach of any term of this Agreement, it will cause irreparable harm to Callaway Golf, Callaway Golf's remedies at law in the event of such breach would be inadequate, and accordingly in the event of any such breach, a restraining order or injunction or both may be issued against such party.

         f. Upon Ashworth's sending or receipt (as applicable) of the notice of termination or expiration of this Agreement, Ashworth shall promptly notify all suppliers to cease manufacturing Licensed Products. If a Licensed Product is in the process of being made at the time of such notice, it may be completed and shipped as ordered by Ashworth pursuant to this Agreement. During the Sell-Off Period (as defined below), Ashworth shall continue to comply with the terms and conditions of this Agreement, specifically including without limitation the payment of royalties with regard to the sale of such products and
Section 2(f), and shall use commercially reasonable efforts to sell any remaining Licensed Product inventory. For purposes of this Agreement, the "Sell-Off Period" shall mean a period, which shall equal twelve (12) months in duration after the termination or expiration of this Agreement, during which Ashworth is permitted to sell the Licensed Products as provided herein. Notwithstanding anything to the contrary contained herein, Ashworth shall cease all sales and delivery of the Licensed Products after expiration of the Sell-Off Period.

         g. Upon expiration of the Sell-Off Period, Callaway Golf, in its sole and absolute discretion, may purchase some or all of the Licensed Products then remaining in Ashworth's possession (the "Residual Inventory") at Ashworth's "Landed Cost" (as defined below) plus the amount actually paid by Ashworth to a third party carrier approved by Callaway Golf to ship the purchased Residual Inventory from Ashworth to Callaway Golf, including the costs of all insurance, taxes and the like. For purposes of this Agreement, "Landed Cost" shall mean the actual cost paid by Ashworth to its suppliers and others for such Licensed Product consistent with past practice, including all insurance, taxes, freight duty and other costs associated with such Licensed Products. At its option, Callaway Golf may make its own arrangements for the shipment of the purchased Residual Inventory at its sole cost and expense. To enable Callaway Golf to determine whether to purchase any or all of the Residual Inventory, Ashworth shall provide to Callaway Golf within twenty (20) days of the expiration of the Sell-Off Period a list of such Residual Inventory in such detail as Callaway Golf shall reasonably request. Callaway Golf shall be required to pay the purchase price for such purchased Residual Inventory within thirty (30) days of the date of delivery to Callaway Golf of the purchased Residual Inventory, and Callaway Golf shall not be entitled to offset against such purchase price amounts, if any,

                                                                   Exhibit 10(v)

CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT 10(v) PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION IS INDICATED BY THE SYMBOL "[**]" AT EACH PLACE IN THIS EXHIBIT 10(v) WHERE THE OMITTED INFORMATION APPEARED IN THE ORIGINAL.

claimed by Callaway Golf against Ashworth. Any purchased Residual Inventory delivered to Callaway Golf in damaged or otherwise unacceptable condition may be returned to Ashworth at Ashworth's expense and Callaway Golf shall be entitled to a refund for such returned inventory. Ashworth shall destroy any and all unpurchased Residual Inventory sixty (60) days after expiration of the Sell-Off Period.

         h. THE PARTIES ACKNOWLEDGE AND AGREE THAT THE MAXIMUM AMOUNT OF DAMAGES PAYABLE FROM ONE PARTY TO THE OTHER ARISING OUT OF ONE OR MORE BREACHES OF THIS AGREEMENT SHALL NOT EXCEED AN AGGREGATE AMOUNT OF $4,000,000; PROVIDED, HOWEVER, THAT THE FOREGOING LIMITATION SHALL NOT APPLY TO THE INDEMNIFICATION OBLIGATIONS FOR THIRD PARTY CLAIMS PURSUANT TO SECTION 10 HEREOF.

10.      INDEMNITY.

         a. Callaway Golf warrants on a continuing and, as relevant, updated basis as new marks are registered that, at all times during the term of this Agreement, the Trademarks do not and shall not materially infringe any trademark or other intellectual property rights (collectively, "Rights") of third parties in the countries in the Territory in which Callaway Golf has obtained a registered mark with respect to the classes of goods for which registration was obtained. Callaway Golf shall defend, indemnify and hold Ashworth and Ashworth's suppliers, subcontractors and customers harmless from and against any and all claims, suits, liabilities, damages, losses and expenses, including reasonable attorneys' fees (collectively "Losses"), incurred by Ashworth and/or Ashworth's suppliers, subcontractors and customers by reason of or arising out of any alleged infringements by the Trademarks of any such Rights of third parties in the Territory in which Callaway Golf has obtained a registered mark, including without limitation any challenge by Callaway Golf Gardens of the Trademarks.

         b. Ashworth shall indemnify, defend and hold Callaway Golf harmless from and against any Losses resulting from or arising out of third party claims relating to the Licensed Products (including strict liability and breach of warranty claims), or third party claims relating to the negligence, product liability, breach of warranty or willful misconduct by Ashworth or its employees, suppliers, subcontractors independent contractors or agents, including but not limited to losses arising out of third party claims relating to the manufacture, advertising, marketing, distribution, sale or handling of the Licensed Products in breach of this Agreement or any improper or unauthorized use of the Trademarks.

11.      NOTICES.

         All notices required or permitted pursuant to this Agreement shall be in writing and sent by U.S. mail, postage prepaid, or by delivery via a reputable courier company, or by electronic

                                                                   Exhibit 10(v)

CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT 10(v) PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION IS INDICATED BY THE SYMBOL "[**]" AT EACH PLACE IN THIS EXHIBIT 10(v) WHERE THE OMITTED INFORMATION APPEARED IN THE ORIGINAL.

mail if marked as urgent and sent to both electronic addresses listed below, or by confirmed facsimile message followed by delivery of a copy via U.S. mail or a reputable courier company, to Callaway Golf or Ashworth at their addresses as listed herein or to such other address as either party may from time to time advise in writing in accordance with this section.

     Callaway Golf Company                    Ashworth, Inc.
     2180 Rutherford Road                     2765 Loker Avenue West
     Carlsbad, CA 92008-8815                  Carlsbad, CA 92008
     Attn: Steven C. McCracken                Attn: Randall L. Herrel, Sr.
     e-mail:                                  e-mail:
     stevem@callawaygolf.com                  randy.herrel@ashworthinc.com
     mickm@callawaygolf.com                   terence.tsang@ashworthinc.com

         All notices required or permitted under this Agreement which are addressed as provided in this section, if delivered by facsimile, shall be effective upon transmission provided a confirmation copy is sent; within one business day by express mail or same-day or overnight courier; if sent by electronic mail, shall be effective upon completed transmission, if sent by Federal Express or other reliable overnight delivery service, shall be effective upon delivery; and if delivered by U.S. Mail, shall be effective five (5) days after deposit in the U.S. Mail.

12.      ENTIRE AGREEMENT; GOVERNING LAW.

         a. The provisions of this Agreement contain the entire agreement between the parties relating to the subject matter hereof. This Agreement may not be released, discharged, abandoned, changed or modified in any manner except by an instrument in writing signed by the parties.

         b. This Agreement will be governed by and interpreted under the laws of the State of California (U.S.A.), without regard to choice of law principles.

13.      GOVERNMENTAL LICENSES, PERMITS AND APPROVALS.

         Except as provided in Section 8(c) with regard to the Trademarks, Ashworth, at its expense, shall be responsible for obtaining and maintaining all licenses, permits and approvals which are required by all appropriate governmental authorities in connection with this Agreement and the Licensed Products in the Territory. Ashworth shall furnish to Callaway Golf written evidence from such governmental authorities of any such licenses, permits, clearances, authorizations, approvals, registration or recording.

                                                                   Exhibit 10(V)

CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT 10(v) PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION IS INDICATED BY THE SYMBOL "[**]" AT EACH PLACE IN THIS EXHIBIT 10(v) WHERE THE OMITTED INFORMATION APPEARED IN THE ORIGINAL.

14.      NO EMPLOYMENT AGREEMENT.

         Nothing contained herein shall be construed to constitute either party as a partner, employee or general agent of the other party nor shall either party have any authority to bind the other except as expressly provided for herein. The parties shall remain independent contractors. The officers, agents and employees of one party shall not be considered agents or employees of the other. Neither party has any power or authority to make any statement or representation or to incur any debt, obligation or liability on behalf of the other party, and each party agrees not to hold itself out or permit others to hold themselves out as having such authority.

15.      ASSIGNABILITY.

         Neither party may assign, encumber or in any way transfer or delegate any interest, right or duty under this Agreement without the prior written consent of the other, which may be withheld for any reason or no reason. A "Change in Control" of either party shall be deemed an assignment with respect to which the consent of the other party is required. For purposes of this Agreement, a "Change in Control" shall mean (a) when a person or entity who or which is not an Affiliate (as defined below) of the party hereto acquires, directly or indirectly, beneficial ownership of (i) twenty percent (20%) or more of the then outstanding voting stock of such party or (ii) securities exchangeable or convertible into voting stock of such party equal to or greater than twenty percent (20%) of the outstanding voting stock of such party based upon the number of shares of voting stock outstanding as of the date of issuance of the exchangeable or convertible securities, (b) when a reorganization, merger or consolidation of the party hereto with any other person or entity who or which is not an Affiliate of such party results in a change of thirty percent (30%) or more of the direct or indirect beneficial ownership of the then outstanding voting stock of such party, (c) upon the sale or other disposition by the party hereto of all or substantially all of such party's assets to a person or entity who or which is not an Affiliate of such party, or (d) individuals who, as of the Effective Date, constitute the Board of Directors of a party (as of the date hereof, the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors of such party; provided that any person becoming a director subsequent to the Effective Date of this Agreement whose election, or nomination for election by such party's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of such party, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended) shall be, for purposes of this Agreement, considered as though such person was a member of the Incumbent Board. For purposes of this section, "Affiliate" shall mean an individual or entity that directly, or indirectly through one or more intermediaries' controls, or is controlled by, or is under common control of such party. Any assignment in violation of this provision shall be null and void and of no force or effect. In the event of an assignment by either

                                                                   Exhibit 10(v)

CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT 10(v) PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION IS INDICATED BY THE SYMBOL "[**]" AT EACH PLACE IN THIS EXHIBIT 10(v) WHERE THE OMITTED INFORMATION APPEARED IN THE ORIGINAL.

party without the consent of the other party, the other party shall have the right to terminate this Agreement upon thirty (30) days written notice to the party making the Assignment if such written notice of termination is sent within ninety (90) days of the Change in Control.

16.      BINDING NATURE.

         This Agreement shall be binding on the heirs, successors, subsidiaries and permitted assigns of the parties hereto.

17.      WAIVER.

         The waiver by either party or the failure by either party to claim a breach or default of any provision of this Agreement shall not constitute a waiver of any subsequent breach or default. Nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring.

18.      MISCELLANEOUS.

         a. If any provision of this Agreement violates or is unenforceable under any applicable law of any jurisdiction in which activities hereunder are performed, that provision shall be deemed void and the remaining provisions shall remain in full force and effect.

         b. Except as specifically set forth in Section 3(f), in any dispute, whether or not litigation is commenced, the prevailing party shall be entitled to its costs and expenses incurred, including reasonable attorneys' fees.

         c. This Agreement may be executed by the parties hereto in several counterparts, and each such counterpart shall be deemed to be an original and all such counterparts shall together constitute one and the same agreement.

         d. The language in this Agreement shall in all cases be construed as a whole and in accordance with its fair meaning. This Agreement shall not be construed for or against either party as a result of the initial preparation or drafting by a party of any provision hereof.

         e. The headings of the sections are inserted for convenience of reference only and are not intended to affect the meaning or interpretation of this Agreement.

19.      LAW FIRM CONFLICT.

         The parties acknowledge that Ashworth is represented by the law firm of Gibson, Dunn & Crutcher LLP ("Gibson Dunn") in connection with this transaction and that both parties provided an informed written consent in respect of such representation. The parties acknowledge

                                                                   Exhibit 10(v)

CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT 10(v) PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION IS INDICATED BY THE SYMBOL "[**]" AT EACH PLACE IN THIS EXHIBIT 10(v) WHERE THE OMITTED INFORMATION APPEARED IN THE ORIGINAL.

that Gibson Dunn in other matters represents Callaway Golf. In the event of any dispute arising out of this Agreement, the parties agree that Gibson Dunn shall not represent either Callaway Golf or Ashworth in matters relating to such dispute.

20.      FORCE MAJEURE.

         If the performance of any part of this Agreement by either party is prevented, hindered or delayed by reason of any cause beyond the control of such party, which shall include war, mobilization, revolution, civil commotion, riot, strike, lockout, flood, hurricane, act of God or public enemy, restriction or restraint imposed by law, rule, regulation or order by government authority, or interruption of transportation facilities ("Force Majeure Event"), the party affected shall promptly provide notice thereof to the other party and shall be excused from such performance to the extent that it is necessarily prevented, hindered or delayed thereby during the continuance of any such happening or event; provided, however, that the party affected shall use commercially reasonable efforts to resume the performance of its obligations under this Agreement.

21.      DISPUTE RESOLUTION.

         a. The parties desire to resolve disputes arising out of this Agreement without litigation. Accordingly, except for an action seeking a temporary restraining order or injunction related to the purposes of this Agreement, a suit to compel compliance with this dispute resolution process, or the entry and enforcement of any judgment on any arbitration award, the parties agree to meet and negotiate in good faith to resolve any dispute arising under this Agreement. The location, format, frequency, duration and conclusion of these discussions shall be left to the discretion of the parties. Except as otherwise provided, the discussions will commence within thirty (30) days after written notice of a dispute from any party.

         b. Except as otherwise provided, if a determination is made by any party that continuation of the negotiation process is not warranted, the dispute shall be submitted to mediation by a mediator in San Diego County pursuant to the Commercial Mediation Rules of the American Arbitration Association. Any party may demand such mediation in writing in accordance with the procedures set out in those rules, which shall commence within sixty (60) days of such demand.

         c. Except as otherwise provided, if a determination is made by any party that continuation of the mediation process is not warranted or if all of the matters in dispute are not resolved through mediation, the dispute shall be submitted to binding arbitration by an arbitrator mutually agreed upon by the parties or, if no arbitrator is mutually selected within sixty (60) days of a written demand therefor, then by a retired judge from the Judicial Arbitration and Mediation Service/Endispute ("JAMS") office located in San Diego, California, who shall have the powers

                                                                   Exhibit 10(v)

CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT 10(v) PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION IS INDICATED BY THE SYMBOL "[**]" AT EACH PLACE IN THIS EXHIBIT 10(v) WHERE THE OMITTED INFORMATION APPEARED IN THE ORIGINAL.

to hear motions, control discovery, conduct hearings and otherwise do all that is necessary to resolve the matter. The arbitration shall be held in San Diego County. The arbitration award shall be final and binding, and judgment on the award may be entered in any court having jurisdiction thereof. It is expressly understood that the parties have chosen arbitration to avoid the burdens, costs and publicity of a court proceeding, and the arbitrator is expected to handle all aspects of the matter, including discovery and any hearings, in such a way as to minimize the expense, time, burden and publicity of the process, while assuring a fair and just result. In particular, the parties expect that the arbitrator will limit discovery by controlling the amount of discovery that may be taken (e.g., the number of depositions or interrogatories) and by restricting the scope of discovery to only those matters clearly relevant to the dispute. It is further understood that any award of punitive damages by the arbitrator would be inconsistent with the commercial purposes of the Agreement and the status of the parties with respect to one another, and therefore neither the arbitrator nor any other tribunal is authorized or empowered to award punitive damages in any proceeding based upon this Agreement or the dealings hereby.

                                                                   Exhibit 10(v)

CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT 10(v) PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION IS INDICATED BY THE SYMBOL "[**]" AT EACH PLACE IN THIS EXHIBIT 10(v) WHERE THE OMITTED INFORMATION APPEARED IN THE ORIGINAL.

         IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by its duly authorized representative as of the date first written above.

                                          ASHWORTH, INC.,
                                          a Delaware corporation

                                          By: /s/ Randall L. Herrel, Sr.
                                            ----------------------------
                                                 Randall L. Herrel, Sr.
                                              Chairman, President and CEO

                                          CALLAWAY GOLF COMPANY,
                                          a Delaware corporation

                                          By: /s/ Steven C. McCracken
                                              -----------------------
                                                Steven C. McCracken,
                                          Senior Executive Vice President,
                                          Chief Legal Officer and Secretary

CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT 10(v) PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION IS INDICATED BY THE SYMBOL "[**]" AT EACH PLACE IN THIS EXHIBIT 10(v) WHERE THE OMITTED INFORMATION APPEARED IN THE ORIGINAL.

                                  EXHIBIT INDEX

Exhibit A         Trademarks - Font Independent

Exhibit B         Territory

Exhibit C-1       Exclusive Licensed Products

Exhibit C-2       Non-Exclusive Licensed Products

Exhibit D-1       Premium Department Stores

Exhibit D-2       Low-End Department Stores

Exhibit E         Advertising and Promotion

Exhibit F-1       Royalties

Exhibit F-2       Minimum Annual Royalties

Exhibit G         (Intentionally Deleted)

Exhibit H         (Intentionally Deleted)

Exhibit I         (Intentionally Deleted)

Exhibit J-1       Net Sales Target Amounts

Exhibit J-2       Net Sales Target Amount Percentage Breakdown

CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT 10(v) PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION IS INDICATED BY THE SYMBOL "[**]" AT EACH PLACE IN THIS EXHIBIT 10(v) WHERE THE OMITTED INFORMATION APPEARED IN THE ORIGINAL.

                                    EXHIBIT A

                          TRADEMARKS- FONT INDEPENDENT

PRIMARY MARKS

         Big Bertha

         Callaway Golf

SECONDARY MARKS

         CB-1

         Demonstrably Superior and Pleasingly Different

         Holy Grail

         Rule 35

                            TRADEMARKS- FONT SPECIFIC

SECONDARY MARKS

         Big Bertha and Design

         C and Design

         Callaway Golf and Design (new)

         Callaway Golf Center Medallion and Design (new)

         ERC II and Design

         Hawkeye Device Design

         Hawkeye Device VFT and Design

         Odyssey and Design

         Rule 35 and Design

         Tri-Hot and Design

         VFT and Design

         White Hot and Design

                                    EXHIBIT A

CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT 10(v)l PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION IS INDICATED BY THE SYMBOL "[**]" AT EACH PLACE IN THIS EXHIBIT 10(v)l WHERE THE OMITTED INFORMATION APPEARED IN THE ORIGINAL.

                                    EXHIBIT B

                                    TERRITORY

1.       United States of America

2.       Canada

3.       Europe

         Europe shall be defined as:

                                Andorra
                                Austria
                                Belgium
                                Benelux (Belgium, Netherlands and Luxembourg) Denmark
                                European Community*
                                Finland
                                France
                                Germany
                                Greece
                                Ireland
                                Italy
                                Luxembourg
                                Netherlands
                                Norway
                                Portugal
                                Spain
                                Sweden
                                Switzerland
                                United Kingdom

4.       Australia

5.       New Zealand

6.       The country of South Africa

* European Community includes the following countries only and not countries which become members after the Effective Date:

         Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Portugal, Spain, Sweden, and the United Kingdom

                                    EXHIBIT B

CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT 10(v) PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION IS INDICATED BY THE SYMBOL "[**]" AT EACH PLACE IN THIS EXHIBIT 10(v) WHERE THE OMITTED INFORMATION APPEARED IN THE ORIGINAL.

                                   EXHIBIT C-1

                           EXCLUSIVE LICENSED PRODUCTS

           Belts                                          Skirts

           Blazers                                        Skorts

           Blouses                                        Slacks

           Body suits                                     Socks

           Camisoles                                      Sport Coats

           Coats                                          Sweatpants

           Dickies                                        Sweatshirts

           Dresses                                        Sweaters

           Hosiery                                        Swimwear

           Jackets                                        T-Shirts

           Jump Suits                                     Tank Tops

           Knit shirts                                    Tights

           Outer wear                                     Tops

           Pants                                          Underwear

           Pull overs                                     Vests

           Scarves                                        Warm-ups

           Shirts                                         Wind shirts

           Shorts

                                   EXHIBIT C-1

CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT 10(v) PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION IS INDICATED BY THE SYMBOL "[**]" AT EACH PLACE IN THIS EXHIBIT 10(v) WHERE THE OMITTED INFORMATION APPEARED IN THE ORIGINAL.

                                   EXHIBIT C-2

                         NON-EXCLUSIVE LICENSED PRODUCTS

Briefcases

Caps, hats, visors and other headwear

Children's clothing

Desk supplies

Leather and non-leather handbags (not luggage)

Office accessories

Picture frames

Portfolios

Purses

Rainwear

Sleepwear

Sports/duffle bags (not golf bags)

Towels

Umbrellas

Valuables pouch

                                   EXHIBIT C-2

CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT 10(v) PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION IS INDICATED BY THE SYMBOL "[**]" AT EACH PLACE IN THIS EXHIBIT 10(v) WHERE THE OMITTED INFORMATION APPEARED IN THE ORIGINAL.

                                   EXHIBIT D-1

                            PREMIUM DEPARTMENT STORES

Bergdorf Goodman

Bloomingdales

Saks Fifth Avenue

Nieman-Marcus

Nordstrom

The Bon (Bon Marche)

Macy's (E & W)

Parisians

Proffitts (A Doors)

Belk (A + B + C Doors)

Dillards

Marshall Fields

McRae's (A Doors)

Burdines (A + B Doors)

Robinson May

Lord & Taylor (A & B Doors)

Gayfers (A Doors)

Rich's (A Doors)

Rochester Big & Tall

                                   EXHIBIT D-1

CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT 10(v) PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION IS INDICATED BY THE SYMBOL "[**]" AT EACH PLACE IN THIS EXHIBIT 10(v) WHERE THE OMITTED INFORMATION APPEARED IN THE ORIGINAL.

                                   EXHIBIT D-2

                            LOW-END DEPARTMENT STORES

J.C. Penney

Clubs (Sam's + Costco)

Sears

K Mart

Target

Kohl's

Wal-Mart

                                   EXHIBIT D-2

CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT 10(v) PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION IS INDICATED BY THE SYMBOL "[**]" AT EACH PLACE IN THIS EXHIBIT 10(v) WHERE THE OMITTED INFORMATION APPEARED IN THE ORIGINAL.

                                    EXHIBIT E

                            ADVERTISING AND PROMOTION

             Period                             Required Expenditures
------------------------------        ------------------------------------------
INITIAL TERM

         05/1/2001-12/31/2002         [**] of Net Sales

         01/1/2003-12/31/2003         [**] of Net Sales

         01/1/2004-12/31/2004         [**] of Net Sales

         01/1/2005-12/31/2005         [**] of Net Sales

         01/1/2006-12/31/2010         [**] of Net Sales each year for years 2006
                                      through 2010.

RENEWAL TERM

         01/01/2011-12/31/2015        [**] of Net Sales each year for years 2011
                                      through 2015.

For purposes of this section, "NET SALES" shall have the definition set forth in EXHIBIT F-1 of this Agreement.

                                    EXHIBIT E

CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT 10(v) PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION IS INDICATED BY THE SYMBOL "[**]" AT EACH PLACE IN THIS EXHIBIT 10(v) WHERE THE OMITTED INFORMATION APPEARED IN THE ORIGINAL.

                                   EXHIBIT F-1

                                    ROYALTIES

                                     1st 50%                  2nd 50%                 Over 100%
                                of Net Sales Target     of Net Sales Target      of Net Sales Target
                                      Amount                  Amount                   Amount
                                --------------------------------------------------------------------
INITIAL TERM

    05/1/2001-12/31/2002           [**] Royalty            [**] Royalty             [**] Royalty

    01/1/2003-12/31/2003           [**] Royalty            [**] Royalty             [**] Royalty

    01/1/2004-12/31/2004           [**] Royalty            [**] Royalty             [**] Royalty

    01/1/2005-12/31/2005           [**] Royalty            [**] Royalty             [**] Royalty

    01/1/2006-12/31/2010           [**] Royalty            [**] Royalty             [**] Royalty

RENEWAL TERM

    01/1/2011-12/31/2015           [**] Royalty            [**] Royalty             [**] Royalty

         Ashworth and Callaway Golf agree to meet at the end of each selling season to discuss the level of the existing inventory and the possibility of reducing the royalty rates to facilitate the efficient liquidation of excess inventory positions. For purposes of this Agreement, "Net Sales" shall mean (i) the revenue invoiced by Ashworth for sale of the Licensed Products and (ii) for sales of Licensed Products to Callaway Golf pursuant to Section 1(b) the revenues received by Ashworth based on the actual prices paid by Callaway Golf, in the case of each of (i) and (ii) less returns and post-sale markdowns and excluding all tariffs, duties, sales taxes, use taxes, and other similar levies and taxes and excluding all insurance, shipping, freight and delivery charges.

         Ashworth shall pay Callaway Golf royalties at rates that will vary depending upon the percentage of the Net Sales Target Amount reached for the relevant royalty period. The Net Sales Target Amount for each period shall be as set forth on Exhibit J-1 attached hereto and incorporated herein. To assist in the calculation of the royalties required hereunder, Net Sales Target Amounts are broken down by percentages in Exhibit J-2.

         For example, if Net Sales for the year 2003 were $[**] then the royalty amount due would be $[**], calculated as follows:

                            Net Sales made
Royalty Rate      within the applicable range during    Applicable Royalty     Royalty Amount
    Range                        2003                         Rate %
------------      ----------------------------------    ------------------     --------------
  1st 50%                        [**]                          [**]                 [**]
---------------------------------------------------------------------------------------------
  2nd 50%                        [**]                          [**]                 [**]
---------------------------------------------------------------------------------------------
 Over 100%                       [**]                          [**]                 [**]
---------------------------------------------------------------------------------------------
                                                        Total Royalties Due         [**]
                                                                               --------------

                                   EXHIBIT F-1

CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT 10(v) PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION IS INDICATED BY THE SYMBOL "[**]" AT EACH PLACE IN THIS EXHIBIT 10(v) WHERE THE OMITTED INFORMATION APPEARED IN THE ORIGINAL.

                                   EXHIBIT F-2

                            MINIMUM ANNUAL ROYALTIES

INITIAL TERM

    05/1/2001-12/31/2002               [**]

    01/1/2003-12/31/2003               [**]

    01/1/2004-12/31/2004               [**]

    01/1/2005-12/31/2005               [**]

    01/1/2006-12/31/2010               [**]

RENEWAL TERM

    1/1/2011-12/31/2015                Minimum annual royalties shall be the
                                       greater of [**]or [**]% of the average
                                       annual actual royalties for the two-year
                                       period of 1/1/2009-12/31/2010

                                   EXHIBIT F-2

CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT 10(v) PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION IS INDICATED BY THE SYMBOL "[**]" AT EACH PLACE IN THIS EXHIBIT 10(v) WHERE THE OMITTED INFORMATION APPEARED IN THE ORIGINAL.

                                    EXHIBIT G

                              INTENTIONALLY DELETED

                                    EXHIBIT G

CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT 10(v) PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION IS INDICATED BY THE SYMBOL "[**]" AT EACH PLACE IN THIS EXHIBIT 10(v) WHERE THE OMITTED INFORMATION APPEARED IN THE ORIGINAL.

                                    EXHIBIT H

                              INTENTIONALLY DELETED

                                    EXHIBIT H

CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT 10(v) PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION IS INDICATED BY THE SYMBOL "[**]" AT EACH PLACE IN THIS EXHIBIT 10(v) WHERE THE OMITTED INFORMATION APPEARED IN THE ORIGINAL.

                                    EXHIBIT I

                              INTENTIONALLY DELETED

                                    EXHIBIT I

CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT 10(v) PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION IS INDICATED BY THE SYMBOL "[**]" AT EACH PLACE IN THIS EXHIBIT 10(v) WHERE THE OMITTED INFORMATION APPEARED IN THE ORIGINAL.

                                   EXHIBIT J-1

                            NET SALES TARGET AMOUNTS

INITIAL TERM

    01/1/2002-12/31/2002                           [**]

    01/1/2003-12/31/2003                           [**]

    01/1/2004-12/31/2004                           [**]

    01/1/2005-12/31/2005                           [**]

    01/1/2006-12/31/2010                           [**]     Each year for years
                                                             2006 through 2010.

RENEWAL TERM

    01/01/2011-12/31/2015                          [**]     Each year for years
                                                             2011 through 2015.

                                   EXHIBIT J-1

CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT 10(v) PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION IS INDICATED BY THE SYMBOL "[**]" AT EACH PLACE IN THIS EXHIBIT 10(v) WHERE THE OMITTED INFORMATION APPEARED IN THE ORIGINAL.

                                   EXHIBIT J-2

                             NET SALES TARGET AMOUNT
                              PERCENTAGE BREAKDOWN

                                  1st 50%            2nd 50%         Over 100%
                                 Net Sales          Net Sales        Net Sales
      AMOUNT BREAKDOWN         Target Amount      Target Amount    Target Amount
                               -------------------------------------------------
INITIAL TERM

     01/1/2002-12/31/2002           [**] -             [**]             [**] +
                                    [**]               [**]

     01/1/2003-12/31/2003           [**]               [**]             [**] +
                                    [**]               [**]

     01/1/2004-12/31/2004           [**]               [**]             [**] +
                                    [**]               [**]

     01/1/2005-12/31/2005           [**]               [**]             [**] +
                                    [**]               [**]

     01/1/2006-12/31/2010           [**]               [**]             [**] +
                                    [**]               [**]

RENEWAL TERM

01/01/2011-12/31/2015               [**]               [**]             [**] +
                                    [**]               [**]

                                   EXHIBIT J-2